 Community Bank
Director Retirement Agreement

COMMUNITY BANK
DIRECTOR RETIREMENT AGREEMENT

       THIS DIRECTOR RETIREMENT AGREEMENT (the "Agreement") is adopted this 3rd day of March, 2004, by and between COMMUNITY BANK, a savings association located in Staunton, Virginia (the "Company"), and CHARLES F. ANDERSEN (the "Director").

       The purpose of this Agreement is to provide specified benefits to the Director, a member of the Company's Board of Directors who contributes materially to the continued growth, development and future business success of the Company. The Company will pay the benefits from its general assets.

       The Company and the Director agree as provided herein.

Article 1
Definitions

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

"Beneficiary" means each designated person, or the estate of the deceased Director, entitled to benefits, if any, upon the death of the Director determined pursuant to Article 4.

"Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Director completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

"Code" means the Internal Revenue Code of 1986, as amended.

"Disability" means the Director's suffering a sickness, accident or injury which has been determined by the insurance carrier of any individual or group disability insurance policy covering the Director, or by the Social Security Administration, to be a disability rendering the Director totally and permanently disabled. The Director must submit proof to the Plan Administrator of the insurance carrier's or Social Security Administration's determination upon the request of the Plan Administrator.

"Early Termination" means the Termination of Service before Normal Retirement Age for reasons other than death, Disability or Termination for Cause.

"Early Termination Date" means the month, day and year in which Early Termination occurs.

"Effective Date" means January 1, 2004.

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Director Retirement Agreement

"Normal Retirement Age" means the Director's 70th birthday.

"Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

"Plan Administrator" means the plan administrator described in Article 8.

"Plan Year" means each twelve-month period commencing on the Effective Date.

"Termination for Cause" has that meaning set forth in Article 5.

"Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

Article 2
Benefits During Lifetime

2.1	Normal Retirement Benefit. Upon Termination of Service on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Director the benefit described in this Section 2.1 in lieu of any other benefit under this Article.

2.1.1	Amount of Benefit. The initial annual benefit under this Section 2.1 is Ten Thousand Eight Hundred Dollars ($10,800). Commencing at the end of the first Plan Year, and each Plan Year thereafter, the annual benefit shall be increased three percent (3%) from the previous Plan Year to a projected annual benefit of Thirteen Thousand Six Hundred Eighty-One Dollars ($13,681) at Normal Retirement Age.

2.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

2.2	Early Termination Benefit. Upon Early Termination, the Company shall pay to the Director the benefit described in this Section 2.2 in lieu of any other benefit under this Article.
	2.2.1	Amount of Benefit. The annual benefit under this Section 2.2 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the Early termination Date.
	2.2.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

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Director Retirement Agreement

2.3	Disability Benefit. Upon Termination of Service due to Disability prior to Normal Retirement Age, the Company shall pay to the Director the benefit described in this Section 2.3 in lieu of any other benefit under this Article.

2.3.1	Amount of Benefit. The annual benefit under this Section 2.3 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of determination of total and permanent disability.

2.3.2	Payment of Benefit. The Company shall pay the benefit to the Director in twelve (12) equal monthly installments commencing with the first of the month following the date on which the Director is determined to be totally and permanently disabled, paying the annual benefit to the Director for a period of five (5) years.

Article 3
Death Benefits

3.1	Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Beneficiary the benefit described in this Section 3.1. This benefit shall be paid in lieu of the benefits under Article 2.

3.1.1	Amount of Benefit. The annual benefit under this Section 3.1 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of death.
3.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Beneficiary in twelve (12) equal monthly installments commencing with the month following the Director's death. The annual benefit shall be paid to the Beneficiary for a period of five (5) years.

3.2	Death During Payment of a Benefit. If the Director dies after any benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

3.3	Death After Termination of Service But Before Payment of a Benefit Commences.If the Director is entitled to any benefit payments under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the same benefit payments to the Beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

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Director Retirement Agreement

Article 4
Beneficiaries

4.1	Beneficiary Designation. The Director shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under this Agreement upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other benefit plan of the Company in which the Director participates.

4.2	Beneficiary Designation: Change. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. The Director's Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Plan Administrator prior to the Director's death.

4.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.
4.4	No Beneficiary Designation. If the Director dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Director, then the Director's spouse shall be the designated Beneficiary. If the Director has no surviving spouse, the benefits shall be made to the personal representative of the Director's estate.

4.5	Facility of Payment. If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Director and the Director's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

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Director Retirement Agreement

Article 5
General Limitations

5.1	Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Director's service as such is terminated for personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act or failure to act by the Director shall be considered willful unless the Director acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. No act or failure to act by the Director in reliance upon an opinion of counsel shall be deemed to be willful. The Director shall not be deemed to have experienced a Termination for Cause unless and until there shall have been delivered to the Director a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the shares voted on the issue at a meeting of the shareholders.

5.2	Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within two years after the Effective Date.
5.3	Regulatory Provisions. The obligations of the Company to a Director under this Agreement are subject to the following restrictions:
(a)	Temporary Suspension or Prohibition. If a Director is suspended and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. §1818(e)(3) and (g)(1), the Company's obligations to such Director under the Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part any of its obligations which were suspended.

(b)	Permanent Suspension or Prohibition. If a Director is removed and/or permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. §1818(e)(4) and (g)(1), all obligations of the Company to such Director under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

(c)	Default. If the Company is in default (as defined in Section 3(x)(1) of the FDIA), all obligations of the Company to the Director and Beneficiaries under the Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

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Director Retirement Agreement

(d)	Termination by Regulators. All obligations of the Company to the Director and Beneficiaries under the Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Company: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

(e)	Other Regulatory Restrictions on Payment. Notwithstanding anything herein to the contrary, (1) any payments made by the Company under the Agreement shall be subject to and conditioned upon compliance with 12 U.S.C. §1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Agreement shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.

Article 6
Claims And Review Procedures

6.1	Claims Procedure. A Director or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:
	6.1.1	Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits.
6.1.2	Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.1.3	Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

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Director Retirement Agreement

(a) The specific reasons for the denial;
(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.
6.2	Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:
6.2.1	Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

6.2.2	Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3	Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4	Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.2.5	Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;
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Director Retirement Agreement

(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7
Amendments and Termination

This Agreement may only be amended, modified or terminated by the written consent of the Company and the Director.

Article 8
Administration of Agreement

8.1	Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Director may be a member of the Plan Administrator. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement.

8.2	Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

8.3	Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement. No Director or Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted assumptions, including but not limited to the Discount Rate.

8.4	Indemnity of Plan Administrator. The Company shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

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Director Retirement Agreement

8.5	Company Information. To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Termination of Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

Article 9
Miscellaneous

9.1	Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.
9.2	No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to discharge the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate service at any time.

9.3	Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
9.4	Tax Withholding. The Company shall withhold any taxes that, in its reasonable judgment, are required to be withheld from the benefits provided under this Agreement. The Director acknowledges that the Company's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies).

9.5	Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the Commonwealth of Virginia, except to the extent preempted by the laws of the United States of America.
9.6	Unfunded Arrangement. The Director and Beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and Beneficiary have no preferred or secured claim.

9.7	Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

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Director Retirement Agreement

9.8	Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

9.9	Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10	Alternative Action. In the event it shall become impossible for the Company or the Plan Administrator to perform any act required by this Agreement, the Company or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Company.

9.11	Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.
9.12	Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13	Notice. Any notice or filing required or permitted to be given to the Company or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Corporate Secretary Community Bank 38 North Central Avenue Staunton, Virginia 24401
Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
Any notice or filing required or permitted to be given to the Director under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Director.

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Director Retirement Agreement

       IN WITNESS WHEREOF, the Director and a duly authorized representative of the Company have signed this Agreement.

DIRECTOR: /s/ Charles F. Andersen	COMPANY: COMMUNITY BANK By /s/ P. Douglas Richard Title President & CEO

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Director Retirement Agreement
BENEFICIARY DESIGNATION FORM

I designate the following as beneficiary of benefits under the Agreement payable following my death:

Primary: _________________________________________________________________

_____________________________________________________________________________

Contingent: _________________________________________________________________

_____________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name: _______________________________

Signature: _______________________________ Date: _______

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

Spouse Name: _______________________________

Signature: _______________________________ Date: _______

Received by the Plan Administrator this ________ day of ___________________, 20___.

By: _________________________________

Title: _________________________________

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Community Bank
Director Retirement Agreement

COMMUNITY BANK
DIRECTOR RETIREMENT AGREEMENT

       THIS DIRECTOR RETIREMENT AGREEMENT (the "Agreement") is adopted this 3rd day of March, 2004, by and between COMMUNITY BANK, a savings association located in Staunton, Virginia (the "Company"), and JAMES R. COOKE, Jr. (the "Director").

       The purpose of this Agreement is to provide specified benefits to the Director, a member of the Company's Board of Directors who contributes materially to the continued growth, development and future business success of the Company. The Company will pay the benefits from its general assets.

       The Company and the Director agree as provided herein.

Article 1
Definitions

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

"Beneficiary" means each designated person, or the estate of the deceased Director, entitled to benefits, if any, upon the death of the Director determined pursuant to Article 4.

"Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Director completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

"Code" means the Internal Revenue Code of 1986, as amended.

"Disability" means the Director's suffering a sickness, accident or injury which has been determined by the insurance carrier of any individual or group disability insurance policy covering the Director, or by the Social Security Administration, to be a disability rendering the Director totally and permanently disabled. The Director must submit proof to the Plan Administrator of the insurance carrier's or Social Security Administration's determination upon the request of the Plan Administrator.

"Early Termination" means the Termination of Service before Normal Retirement Age for reasons other than death, Disability or Termination for Cause.

"Early Termination Date" means the month, day and year in which Early Termination occurs.

"Effective Date" means January 1, 2004.

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Director Retirement Agreement

"Normal Retirement Age" means the Director's 70th birthday.

"Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

"Plan Administrator" means the plan administrator described in Article 8.

"Plan Year" means each twelve-month period commencing on the Effective Date.

"Termination for Cause" has that meaning set forth in Article 5.

"Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

Article 2
Benefits During Lifetime

2.1	Normal Retirement Benefit. Upon Termination of Service on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Director the benefit described in this Section 2.1 in lieu of any other benefit under this Article.

2.1.1	Amount of Benefit. The initial annual benefit under this Section 2.1 is Ten Thousand Eight Hundred Dollars ($10,800). Commencing at the end of the first Plan Year, and each Plan Year thereafter, the annual benefit shall be increased three percent (3%) from the previous Plan Year to a projected annual benefit of Eleven Thousand Eight Hundred One Dollars ($11,801) at Normal Retirement Age.

2.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

2.2	Early Termination Benefit. Upon Early Termination, the Company shall pay to the Director the benefit described in this Section 2.2 in lieu of any other benefit under this Article.
	2.2.1	Amount of Benefit. The annual benefit under this Section 2.2 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the Early termination Date.
	2.2.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

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Director Retirement Agreement

2.3	Disability Benefit. Upon Termination of Service due to Disability prior to Normal Retirement Age, the Company shall pay to the Director the benefit described in this Section 2.3 in lieu of any other benefit under this Article.

2.3.1	Amount of Benefit. The annual benefit under this Section 2.3 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of determination of total and permanent disability.

2.3.2	Payment of Benefit. The Company shall pay the benefit to the Director in twelve (12) equal monthly installments commencing with the first of the month following the date on which the Director is determined to be totally and permanently disabled, paying the annual benefit to the Director for a period of five (5) years.

Article 3
Death Benefits

3.1	Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Beneficiary the benefit described in this Section 3.1. This benefit shall be paid in lieu of the benefits under Article 2.

3.1.1	Amount of Benefit. The annual benefit under this Section 3.1 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of death.
3.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Beneficiary in twelve (12) equal monthly installments commencing with the month following the Director's death. The annual benefit shall be paid to the Beneficiary for a period of five (5) years.

3.2	Death During Payment of a Benefit. If the Director dies after any benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

3.3	Death After Termination of Service But Before Payment of a Benefit Commences.If the Director is entitled to any benefit payments under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the same benefit payments to the Beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

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Director Retirement Agreement

Article 4
Beneficiaries

4.1	Beneficiary Designation. The Director shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under this Agreement upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other benefit plan of the Company in which the Director participates.

4.2	Beneficiary Designation: Change. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. The Director's Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Plan Administrator prior to the Director's death.

4.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.
4.4	No Beneficiary Designation. If the Director dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Director, then the Director's spouse shall be the designated Beneficiary. If the Director has no surviving spouse, the benefits shall be made to the personal representative of the Director's estate.

4.5	Facility of Payment. If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Director and the Director's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

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Director Retirement Agreement

Article 5
General Limitations

5.1	Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Director's service as such is terminated for personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act or failure to act by the Director shall be considered willful unless the Director acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. No act or failure to act by the Director in reliance upon an opinion of counsel shall be deemed to be willful. The Director shall not be deemed to have experienced a Termination for Cause unless and until there shall have been delivered to the Director a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the shares voted on the issue at a meeting of the shareholders.

5.2	Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within two years after the Effective Date.
5.3	Regulatory Provisions. The obligations of the Company to a Director under this Agreement are subject to the following restrictions:
(a)	Temporary Suspension or Prohibition. If a Director is suspended and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. §1818(e)(3) and (g)(1), the Company's obligations to such Director under the Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part any of its obligations which were suspended.

(b)	Permanent Suspension or Prohibition. If a Director is removed and/or permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. §1818(e)(4) and (g)(1), all obligations of the Company to such Director under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

(c)	Default. If the Company is in default (as defined in Section 3(x)(1) of the FDIA), all obligations of the Company to the Director and Beneficiaries under the Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

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(d)	Termination by Regulators. All obligations of the Company to the Director and Beneficiaries under the Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Company: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

(e)	Other Regulatory Restrictions on Payment. Notwithstanding anything herein to the contrary, (1) any payments made by the Company under the Agreement shall be subject to and conditioned upon compliance with 12 U.S.C. §1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Agreement shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.

Article 6
Claims And Review Procedures

6.1	Claims Procedure. A Director or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:
	6.1.1	Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits.
6.1.2	Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.1.3	Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

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(a) The specific reasons for the denial;
(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.
6.2	Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:
6.2.1	Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

6.2.2	Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3	Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4	Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.2.5	Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;
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(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7
Amendments and Termination

This Agreement may only be amended, modified or terminated by the written consent of the Company and the Director.

Article 8
Administration of Agreement

8.1	Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Director may be a member of the Plan Administrator. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement.

8.2	Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

8.3	Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement. No Director or Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted assumptions, including but not limited to the Discount Rate.

8.4	Indemnity of Plan Administrator. The Company shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

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8.5	Company Information. To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Termination of Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

Article 9
Miscellaneous

9.1	Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.
9.2	No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to discharge the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate service at any time.

9.3	Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
9.4	Tax Withholding. The Company shall withhold any taxes that, in its reasonable judgment, are required to be withheld from the benefits provided under this Agreement. The Director acknowledges that the Company's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies).

9.5	Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the Commonwealth of Virginia, except to the extent preempted by the laws of the United States of America.
9.6	Unfunded Arrangement. The Director and Beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and Beneficiary have no preferred or secured claim.

9.7	Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

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9.8	Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

9.9	Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10	Alternative Action. In the event it shall become impossible for the Company or the Plan Administrator to perform any act required by this Agreement, the Company or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Company.

9.11	Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.
9.12	Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13	Notice. Any notice or filing required or permitted to be given to the Company or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Corporate Secretary Community Bank 38 North Central Avenue Staunton, Virginia 24401
Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
Any notice or filing required or permitted to be given to the Director under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Director.

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       IN WITNESS WHEREOF, the Director and a duly authorized representative of the Company have signed this Agreement.

DIRECTOR: /s/ James R. Cooke, Jr.	COMPANY: COMMUNITY BANK By /s/ P. Douglas Richard Title President & CEO

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BENEFICIARY DESIGNATION FORM

I designate the following as beneficiary of benefits under the Agreement payable following my death:

Primary: _________________________________________________________________

_____________________________________________________________________________

Contingent: _________________________________________________________________

_____________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name: _______________________________

Signature: _______________________________ Date: _______

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

Spouse Name: _______________________________

Signature: _______________________________ Date: _______

Received by the Plan Administrator this ________ day of ___________________, 20___.

By: _________________________________

Title: _________________________________

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COMMUNITY BANK
DIRECTOR RETIREMENT AGREEMENT

       THIS DIRECTOR RETIREMENT AGREEMENT (the "Agreement") is adopted this 3rd day of March, 2004, by and between COMMUNITY BANK, a savings association located in Staunton, Virginia (the "Company"), and CHARLES W. FAIRCHILDS (the "Director").

       The purpose of this Agreement is to provide specified benefits to the Director, a member of the Company's Board of Directors who contributes materially to the continued growth, development and future business success of the Company. The Company will pay the benefits from its general assets.

       The Company and the Director agree as provided herein.

Article 1
Definitions

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

"Beneficiary" means each designated person, or the estate of the deceased Director, entitled to benefits, if any, upon the death of the Director determined pursuant to Article 4.

"Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Director completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

"Code" means the Internal Revenue Code of 1986, as amended.

"Disability" means the Director's suffering a sickness, accident or injury which has been determined by the insurance carrier of any individual or group disability insurance policy covering the Director, or by the Social Security Administration, to be a disability rendering the Director totally and permanently disabled. The Director must submit proof to the Plan Administrator of the insurance carrier's or Social Security Administration's determination upon the request of the Plan Administrator.

"Early Termination" means the Termination of Service before Normal Retirement Age for reasons other than death, Disability or Termination for Cause.

"Early Termination Date" means the month, day and year in which Early Termination occurs.

"Effective Date" means January 1, 2004.

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"Normal Retirement Age" means the Director's 70th birthday.

"Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

"Plan Administrator" means the plan administrator described in Article 8.

"Plan Year" means each twelve-month period commencing on the Effective Date.

"Termination for Cause" has that meaning set forth in Article 5.

"Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

Article 2
Benefits During Lifetime

2.1	Normal Retirement Benefit. Upon Termination of Service on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Director the benefit described in this Section 2.1 in lieu of any other benefit under this Article.

2.1.1	Amount of Benefit. The initial annual benefit under this Section 2.1 is Ten Thousand Eight Hundred Dollars ($10,800). Commencing at the end of the first Plan Year, and each Plan Year thereafter, the annual benefit shall be increased three percent (3%) from the previous Plan Year to a projected annual benefit of Sixteen Thousand Three Hundred Thirty-Six Dollars ($16,336) at Normal Retirement Age.

2.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

2.2	Early Termination Benefit. Upon Early Termination, the Company shall pay to the Director the benefit described in this Section 2.2 in lieu of any other benefit under this Article.
	2.2.1	Amount of Benefit. The annual benefit under this Section 2.2 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the Early termination Date.
	2.2.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

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2.3	Disability Benefit. Upon Termination of Service due to Disability prior to Normal Retirement Age, the Company shall pay to the Director the benefit described in this Section 2.3 in lieu of any other benefit under this Article.

2.3.1	Amount of Benefit. The annual benefit under this Section 2.3 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of determination of total and permanent disability.

2.3.2	Payment of Benefit. The Company shall pay the benefit to the Director in twelve (12) equal monthly installments commencing with the first of the month following the date on which the Director is determined to be totally and permanently disabled, paying the annual benefit to the Director for a period of five (5) years.

Article 3
Death Benefits

3.1	Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Beneficiary the benefit described in this Section 3.1. This benefit shall be paid in lieu of the benefits under Article 2.

3.1.1	Amount of Benefit. The annual benefit under this Section 3.1 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of death.
3.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Beneficiary in twelve (12) equal monthly installments commencing with the month following the Director's death. The annual benefit shall be paid to the Beneficiary for a period of five (5) years.

3.2	Death During Payment of a Benefit. If the Director dies after any benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

3.3	Death After Termination of Service But Before Payment of a Benefit Commences.If the Director is entitled to any benefit payments under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the same benefit payments to the Beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

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Article 4
Beneficiaries

4.1	Beneficiary Designation. The Director shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under this Agreement upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other benefit plan of the Company in which the Director participates.

4.2	Beneficiary Designation: Change. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. The Director's Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Plan Administrator prior to the Director's death.

4.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.
4.4	No Beneficiary Designation. If the Director dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Director, then the Director's spouse shall be the designated Beneficiary. If the Director has no surviving spouse, the benefits shall be made to the personal representative of the Director's estate.

4.5	Facility of Payment. If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Director and the Director's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

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Article 5
General Limitations

5.1	Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Director's service as such is terminated for personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act or failure to act by the Director shall be considered willful unless the Director acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. No act or failure to act by the Director in reliance upon an opinion of counsel shall be deemed to be willful. The Director shall not be deemed to have experienced a Termination for Cause unless and until there shall have been delivered to the Director a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the shares voted on the issue at a meeting of the shareholders.

5.2	Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within two years after the Effective Date.
5.3	Regulatory Provisions. The obligations of the Company to a Director under this Agreement are subject to the following restrictions:
(a)	Temporary Suspension or Prohibition. If a Director is suspended and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. §1818(e)(3) and (g)(1), the Company's obligations to such Director under the Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part any of its obligations which were suspended.

(b)	Permanent Suspension or Prohibition. If a Director is removed and/or permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. §1818(e)(4) and (g)(1), all obligations of the Company to such Director under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

(c)	Default. If the Company is in default (as defined in Section 3(x)(1) of the FDIA), all obligations of the Company to the Director and Beneficiaries under the Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

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(d)	Termination by Regulators. All obligations of the Company to the Director and Beneficiaries under the Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Company: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

(e)	Other Regulatory Restrictions on Payment. Notwithstanding anything herein to the contrary, (1) any payments made by the Company under the Agreement shall be subject to and conditioned upon compliance with 12 U.S.C. §1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Agreement shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.

Article 6
Claims And Review Procedures

6.1	Claims Procedure. A Director or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:
	6.1.1	Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits.
6.1.2	Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.1.3	Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

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(a) The specific reasons for the denial;
(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.
6.2	Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:
6.2.1	Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

6.2.2	Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3	Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4	Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.2.5	Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;
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(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7
Amendments and Termination

This Agreement may only be amended, modified or terminated by the written consent of the Company and the Director.

Article 8
Administration of Agreement

8.1	Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Director may be a member of the Plan Administrator. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement.

8.2	Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

8.3	Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement. No Director or Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted assumptions, including but not limited to the Discount Rate.

8.4	Indemnity of Plan Administrator. The Company shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

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8.5	Company Information. To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Termination of Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

Article 9
Miscellaneous

9.1	Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.
9.2	No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to discharge the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate service at any time.

9.3	Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
9.4	Tax Withholding. The Company shall withhold any taxes that, in its reasonable judgment, are required to be withheld from the benefits provided under this Agreement. The Director acknowledges that the Company's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies).

9.5	Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the Commonwealth of Virginia, except to the extent preempted by the laws of the United States of America.
9.6	Unfunded Arrangement. The Director and Beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and Beneficiary have no preferred or secured claim.

9.7	Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

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9.8	Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

9.9	Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10	Alternative Action. In the event it shall become impossible for the Company or the Plan Administrator to perform any act required by this Agreement, the Company or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Company.

9.11	Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.
9.12	Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13	Notice. Any notice or filing required or permitted to be given to the Company or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Corporate Secretary Community Bank 38 North Central Avenue Staunton, Virginia 24401
Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
Any notice or filing required or permitted to be given to the Director under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Director.

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Director Retirement Agreement

       IN WITNESS WHEREOF, the Director and a duly authorized representative of the Company have signed this Agreement.

DIRECTOR: /s/ Charles W. Fairchilds	COMPANY: COMMUNITY BANK By /s/ P. Douglas Richard Title President & CEO

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BENEFICIARY DESIGNATION FORM

I designate the following as beneficiary of benefits under the Agreement payable following my death:

Primary: _________________________________________________________________

_____________________________________________________________________________

Contingent: _________________________________________________________________

_____________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name: _______________________________

Signature: _______________________________ Date: _______

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

Spouse Name: _______________________________

Signature: _______________________________ Date: _______

Received by the Plan Administrator this ________ day of ___________________, 20___.

By: _________________________________

Title: _________________________________

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Director Retirement Agreement

COMMUNITY BANK
DIRECTOR RETIREMENT AGREEMENT

       THIS DIRECTOR RETIREMENT AGREEMENT (the "Agreement") is adopted this 3rd day of March, 2004, by and between COMMUNITY BANK, a savings association located in Staunton, Virginia (the "Company"), and JANE C. HICKOK (the "Director").

       The purpose of this Agreement is to provide specified benefits to the Director, a member of the Company's Board of Directors who contributes materially to the continued growth, development and future business success of the Company. The Company will pay the benefits from its general assets.

       The Company and the Director agree as provided herein.

Article 1
Definitions

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

"Beneficiary" means each designated person, or the estate of the deceased Director, entitled to benefits, if any, upon the death of the Director determined pursuant to Article 4.

"Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Director completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

"Code" means the Internal Revenue Code of 1986, as amended.

"Disability" means the Director's suffering a sickness, accident or injury which has been determined by the insurance carrier of any individual or group disability insurance policy covering the Director, or by the Social Security Administration, to be a disability rendering the Director totally and permanently disabled. The Director must submit proof to the Plan Administrator of the insurance carrier's or Social Security Administration's determination upon the request of the Plan Administrator.

"Early Termination" means the Termination of Service before Normal Retirement Age for reasons other than death, Disability or Termination for Cause.

"Early Termination Date" means the month, day and year in which Early Termination occurs.

"Effective Date" means January 1, 2004.

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"Normal Retirement Age" means the Director's 70th birthday.

"Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

"Plan Administrator" means the plan administrator described in Article 8.

"Plan Year" means each twelve-month period commencing on the Effective Date.

"Termination for Cause" has that meaning set forth in Article 5.

"Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

Article 2
Benefits During Lifetime

2.1	Normal Retirement Benefit. Upon Termination of Service on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Director the benefit described in this Section 2.1 in lieu of any other benefit under this Article.

2.1.1	Amount of Benefit. The initial annual benefit under this Section 2.1 is Ten Thousand Eight Hundred Dollars ($10,800). Commencing at the end of the first Plan Year, and each Plan Year thereafter, the annual benefit shall be increased three percent (3%) from the previous Plan Year to a projected annual benefit of Eleven Thousand Four Hundred Fifty-eight Dollars ($11,458) at Normal Retirement Age.

2.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

2.2	Early Termination Benefit. Upon Early Termination, the Company shall pay to the Director the benefit described in this Section 2.2 in lieu of any other benefit under this Article.
	2.2.1	Amount of Benefit. The annual benefit under this Section 2.2 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the Early termination Date.
	2.2.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

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2.3	Disability Benefit. Upon Termination of Service due to Disability prior to Normal Retirement Age, the Company shall pay to the Director the benefit described in this Section 2.3 in lieu of any other benefit under this Article.

2.3.1	Amount of Benefit. The annual benefit under this Section 2.3 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of determination of total and permanent disability.

2.3.2	Payment of Benefit. The Company shall pay the benefit to the Director in twelve (12) equal monthly installments commencing with the first of the month following the date on which the Director is determined to be totally and permanently disabled, paying the annual benefit to the Director for a period of five (5) years.

Article 3
Death Benefits

3.1	Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Beneficiary the benefit described in this Section 3.1. This benefit shall be paid in lieu of the benefits under Article 2.

3.1.1	Amount of Benefit. The annual benefit under this Section 3.1 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of death.
3.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Beneficiary in twelve (12) equal monthly installments commencing with the month following the Director's death. The annual benefit shall be paid to the Beneficiary for a period of five (5) years.

3.2	Death During Payment of a Benefit. If the Director dies after any benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

3.3	Death After Termination of Service But Before Payment of a Benefit Commences.If the Director is entitled to any benefit payments under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the same benefit payments to the Beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

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Article 4
Beneficiaries

4.1	Beneficiary Designation. The Director shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under this Agreement upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other benefit plan of the Company in which the Director participates.

4.2	Beneficiary Designation: Change. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. The Director's Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Plan Administrator prior to the Director's death.

4.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.
4.4	No Beneficiary Designation. If the Director dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Director, then the Director's spouse shall be the designated Beneficiary. If the Director has no surviving spouse, the benefits shall be made to the personal representative of the Director's estate.

4.5	Facility of Payment. If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Director and the Director's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

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Article 5
General Limitations

5.1	Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Director's service as such is terminated for personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act or failure to act by the Director shall be considered willful unless the Director acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. No act or failure to act by the Director in reliance upon an opinion of counsel shall be deemed to be willful. The Director shall not be deemed to have experienced a Termination for Cause unless and until there shall have been delivered to the Director a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the shares voted on the issue at a meeting of the shareholders.

5.2	Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within two years after the Effective Date.
5.3	Regulatory Provisions. The obligations of the Company to a Director under this Agreement are subject to the following restrictions:
(a)	Temporary Suspension or Prohibition. If a Director is suspended and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. §1818(e)(3) and (g)(1), the Company's obligations to such Director under the Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part any of its obligations which were suspended.

(b)	Permanent Suspension or Prohibition. If a Director is removed and/or permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. §1818(e)(4) and (g)(1), all obligations of the Company to such Director under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

(c)	Default. If the Company is in default (as defined in Section 3(x)(1) of the FDIA), all obligations of the Company to the Director and Beneficiaries under the Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

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(d)	Termination by Regulators. All obligations of the Company to the Director and Beneficiaries under the Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Company: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

(e)	Other Regulatory Restrictions on Payment. Notwithstanding anything herein to the contrary, (1) any payments made by the Company under the Agreement shall be subject to and conditioned upon compliance with 12 U.S.C. §1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Agreement shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.

Article 6
Claims And Review Procedures

6.1	Claims Procedure. A Director or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:
	6.1.1	Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits.
6.1.2	Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.1.3	Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

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(a) The specific reasons for the denial;
(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.
6.2	Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:
6.2.1	Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

6.2.2	Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3	Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4	Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.2.5	Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;
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(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7
Amendments and Termination

This Agreement may only be amended, modified or terminated by the written consent of the Company and the Director.

Article 8
Administration of Agreement

8.1	Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Director may be a member of the Plan Administrator. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement.

8.2	Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

8.3	Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement. No Director or Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted assumptions, including but not limited to the Discount Rate.

8.4	Indemnity of Plan Administrator. The Company shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

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8.5	Company Information. To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Termination of Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

Article 9
Miscellaneous

9.1	Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.
9.2	No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to discharge the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate service at any time.

9.3	Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
9.4	Tax Withholding. The Company shall withhold any taxes that, in its reasonable judgment, are required to be withheld from the benefits provided under this Agreement. The Director acknowledges that the Company's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies).

9.5	Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the Commonwealth of Virginia, except to the extent preempted by the laws of the United States of America.
9.6	Unfunded Arrangement. The Director and Beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and Beneficiary have no preferred or secured claim.

9.7	Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

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9.8	Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

9.9	Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10	Alternative Action. In the event it shall become impossible for the Company or the Plan Administrator to perform any act required by this Agreement, the Company or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Company.

9.11	Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.
9.12	Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13	Notice. Any notice or filing required or permitted to be given to the Company or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Corporate Secretary Community Bank 38 North Central Avenue Staunton, Virginia 24401
Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
Any notice or filing required or permitted to be given to the Director under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Director.

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       IN WITNESS WHEREOF, the Director and a duly authorized representative of the Company have signed this Agreement.

DIRECTOR: /s/ Jane C. Hickok	COMPANY: COMMUNITY BANK By /s/ P. Douglas Richard Title President & CEO

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BENEFICIARY DESIGNATION FORM

I designate the following as beneficiary of benefits under the Agreement payable following my death:

Primary: _________________________________________________________________

_____________________________________________________________________________

Contingent: _________________________________________________________________

_____________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name: _______________________________

Signature: _______________________________ Date: _______

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

Spouse Name: _______________________________

Signature: _______________________________ Date: _______

Received by the Plan Administrator this ________ day of ___________________, 20___.

By: _________________________________

Title: _________________________________

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Director Retirement Agreement

COMMUNITY BANK
DIRECTOR RETIREMENT AGREEMENT

       THIS DIRECTOR RETIREMENT AGREEMENT (the "Agreement") is adopted this 3rd day of March, 2004, by and between COMMUNITY BANK, a savings association located in Staunton, Virginia (the "Company"), and DALE C. SMITH (the "Director").

       The purpose of this Agreement is to provide specified benefits to the Director, a member of the Company's Board of Directors who contributes materially to the continued growth, development and future business success of the Company. The Company will pay the benefits from its general assets.

       The Company and the Director agree as provided herein.

Article 1
Definitions

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

"Beneficiary" means each designated person, or the estate of the deceased Director, entitled to benefits, if any, upon the death of the Director determined pursuant to Article 4.

"Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Director completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

"Code" means the Internal Revenue Code of 1986, as amended.

"Disability" means the Director's suffering a sickness, accident or injury which has been determined by the insurance carrier of any individual or group disability insurance policy covering the Director, or by the Social Security Administration, to be a disability rendering the Director totally and permanently disabled. The Director must submit proof to the Plan Administrator of the insurance carrier's or Social Security Administration's determination upon the request of the Plan Administrator.

"Early Termination" means the Termination of Service before Normal Retirement Age for reasons other than death, Disability or Termination for Cause.

"Early Termination Date" means the month, day and year in which Early Termination occurs.

"Effective Date" means January 1, 2004.

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"Normal Retirement Age" means the Director's 70th birthday.

"Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

"Plan Administrator" means the plan administrator described in Article 8.

"Plan Year" means each twelve-month period commencing on the Effective Date.

"Termination for Cause" has that meaning set forth in Article 5.

"Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

Article 2
Benefits During Lifetime

2.1	Normal Retirement Benefit. Upon Termination of Service on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Director the benefit described in this Section 2.1 in lieu of any other benefit under this Article.

2.1.1	Amount of Benefit. The initial annual benefit under this Section 2.1 is Ten Thousand Eight Hundred Dollars ($10,800). Commencing at the end of the first Plan Year, and each Plan Year thereafter, the annual benefit shall be increased three percent (3%) from the previous Plan Year to a projected annual benefit of Twelve Thousand Five Hundred Twenty Dollars ($12,520) at Normal Retirement Age.

2.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

2.2	Early Termination Benefit. Upon Early Termination, the Company shall pay to the Director the benefit described in this Section 2.2 in lieu of any other benefit under this Article.
	2.2.1	Amount of Benefit. The annual benefit under this Section 2.2 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the Early termination Date.
	2.2.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

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2.3	Disability Benefit. Upon Termination of Service due to Disability prior to Normal Retirement Age, the Company shall pay to the Director the benefit described in this Section 2.3 in lieu of any other benefit under this Article.

2.3.1	Amount of Benefit. The annual benefit under this Section 2.3 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of determination of total and permanent disability.

2.3.2	Payment of Benefit. The Company shall pay the benefit to the Director in twelve (12) equal monthly installments commencing with the first of the month following the date on which the Director is determined to be totally and permanently disabled, paying the annual benefit to the Director for a period of five (5) years.

Article 3
Death Benefits

3.1	Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Beneficiary the benefit described in this Section 3.1. This benefit shall be paid in lieu of the benefits under Article 2.

3.1.1	Amount of Benefit. The annual benefit under this Section 3.1 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of death.
3.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Beneficiary in twelve (12) equal monthly installments commencing with the month following the Director's death. The annual benefit shall be paid to the Beneficiary for a period of five (5) years.

3.2	Death During Payment of a Benefit. If the Director dies after any benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

3.3	Death After Termination of Service But Before Payment of a Benefit Commences.If the Director is entitled to any benefit payments under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the same benefit payments to the Beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

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Article 4
Beneficiaries

4.1	Beneficiary Designation. The Director shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under this Agreement upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other benefit plan of the Company in which the Director participates.

4.2	Beneficiary Designation: Change. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. The Director's Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Plan Administrator prior to the Director's death.

4.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.
4.4	No Beneficiary Designation. If the Director dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Director, then the Director's spouse shall be the designated Beneficiary. If the Director has no surviving spouse, the benefits shall be made to the personal representative of the Director's estate.

4.5	Facility of Payment. If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Director and the Director's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

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Article 5
General Limitations

5.1	Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Director's service as such is terminated for personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act or failure to act by the Director shall be considered willful unless the Director acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. No act or failure to act by the Director in reliance upon an opinion of counsel shall be deemed to be willful. The Director shall not be deemed to have experienced a Termination for Cause unless and until there shall have been delivered to the Director a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the shares voted on the issue at a meeting of the shareholders.

5.2	Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within two years after the Effective Date.
5.3	Regulatory Provisions. The obligations of the Company to a Director under this Agreement are subject to the following restrictions:
(a)	Temporary Suspension or Prohibition. If a Director is suspended and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. §1818(e)(3) and (g)(1), the Company's obligations to such Director under the Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part any of its obligations which were suspended.

(b)	Permanent Suspension or Prohibition. If a Director is removed and/or permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. §1818(e)(4) and (g)(1), all obligations of the Company to such Director under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

(c)	Default. If the Company is in default (as defined in Section 3(x)(1) of the FDIA), all obligations of the Company to the Director and Beneficiaries under the Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

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(d)	Termination by Regulators. All obligations of the Company to the Director and Beneficiaries under the Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Company: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

(e)	Other Regulatory Restrictions on Payment. Notwithstanding anything herein to the contrary, (1) any payments made by the Company under the Agreement shall be subject to and conditioned upon compliance with 12 U.S.C. §1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Agreement shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.

Article 6
Claims And Review Procedures

6.1	Claims Procedure. A Director or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:
	6.1.1	Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits.
6.1.2	Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.1.3	Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

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(a) The specific reasons for the denial;
(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.
6.2	Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:
6.2.1	Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

6.2.2	Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3	Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4	Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.2.5	Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;
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(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7
Amendments and Termination

This Agreement may only be amended, modified or terminated by the written consent of the Company and the Director.

Article 8
Administration of Agreement

8.1	Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Director may be a member of the Plan Administrator. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement.

8.2	Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

8.3	Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement. No Director or Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted assumptions, including but not limited to the Discount Rate.

8.4	Indemnity of Plan Administrator. The Company shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

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8.5	Company Information. To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Termination of Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

Article 9
Miscellaneous

9.1	Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.
9.2	No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to discharge the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate service at any time.

9.3	Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
9.4	Tax Withholding. The Company shall withhold any taxes that, in its reasonable judgment, are required to be withheld from the benefits provided under this Agreement. The Director acknowledges that the Company's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies).

9.5	Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the Commonwealth of Virginia, except to the extent preempted by the laws of the United States of America.
9.6	Unfunded Arrangement. The Director and Beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and Beneficiary have no preferred or secured claim.

9.7	Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

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9.8	Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

9.9	Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10	Alternative Action. In the event it shall become impossible for the Company or the Plan Administrator to perform any act required by this Agreement, the Company or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Company.

9.11	Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.
9.12	Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13	Notice. Any notice or filing required or permitted to be given to the Company or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Corporate Secretary Community Bank 38 North Central Avenue Staunton, Virginia 24401
Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
Any notice or filing required or permitted to be given to the Director under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Director.

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       IN WITNESS WHEREOF, the Director and a duly authorized representative of the Company have signed this Agreement.

DIRECTOR: /s/ Dale C. Smith	COMPANY: COMMUNITY BANK By /s/ P. Douglas Richard Title President & CEO

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BENEFICIARY DESIGNATION FORM

I designate the following as beneficiary of benefits under the Agreement payable following my death:

Primary: _________________________________________________________________

_____________________________________________________________________________

Contingent: _________________________________________________________________

_____________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name: _______________________________

Signature: _______________________________ Date: _______

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

Spouse Name: _______________________________

Signature: _______________________________ Date: _______

Received by the Plan Administrator this ________ day of ___________________, 20___.

By: _________________________________

Title: _________________________________

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Director Retirement Agreement

COMMUNITY BANK
DIRECTOR RETIREMENT AGREEMENT

       THIS DIRECTOR RETIREMENT AGREEMENT (the "Agreement") is adopted this 3rd day of March, 2004, by and between COMMUNITY BANK, a savings association located in Staunton, Virginia (the "Company"), and MORGAN N. TRIMYER, Jr. (the "Director").

       The purpose of this Agreement is to provide specified benefits to the Director, a member of the Company's Board of Directors who contributes materially to the continued growth, development and future business success of the Company. The Company will pay the benefits from its general assets.

       The Company and the Director agree as provided herein.

Article 1
Definitions

       Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

"Beneficiary" means each designated person, or the estate of the deceased Director, entitled to benefits, if any, upon the death of the Director determined pursuant to Article 4.

"Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Director completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

"Code" means the Internal Revenue Code of 1986, as amended.

"Disability" means the Director's suffering a sickness, accident or injury which has been determined by the insurance carrier of any individual or group disability insurance policy covering the Director, or by the Social Security Administration, to be a disability rendering the Director totally and permanently disabled. The Director must submit proof to the Plan Administrator of the insurance carrier's or Social Security Administration's determination upon the request of the Plan Administrator.

"Early Termination" means the Termination of Service before Normal Retirement Age for reasons other than death, Disability or Termination for Cause.

"Early Termination Date" means the month, day and year in which Early Termination occurs.

"Effective Date" means January 1, 2004.

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"Normal Retirement Age" means the Director's 70th birthday.

"Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

"Plan Administrator" means the plan administrator described in Article 8.

"Plan Year" means each twelve-month period commencing on the Effective Date.

"Termination for Cause" has that meaning set forth in Article 5.

"Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason, voluntarily or involuntarily, other than by reason of a leave of absence approved by the Company.

Article 2
Benefits During Lifetime

2.1	Normal Retirement Benefit. Upon Termination of Service on or after the Normal Retirement Age for reasons other than death, the Company shall pay to the Director the benefit described in this Section 2.1 in lieu of any other benefit under this Article.

2.1.1	Amount of Benefit. The initial annual benefit under this Section 2.1 is Ten Thousand Eight Hundred Dollars ($10,800). Commencing at the end of the first Plan Year, and each Plan Year thereafter, the annual benefit shall be increased three percent (3%) from the previous Plan Year to a projected annual benefit of Fourteen Thousand Ninety-Two Dollars ($14,092) at Normal Retirement Age.

2.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

2.2	Early Termination Benefit. Upon Early Termination, the Company shall pay to the Director the benefit described in this Section 2.2 in lieu of any other benefit under this Article.
	2.2.1	Amount of Benefit. The annual benefit under this Section 2.2 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the Early termination Date.
	2.2.2	Payment of Benefit. The Company shall pay the annual benefit to the Director in twelve (12) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. The annual benefit shall be paid to the Director for five (5) years.

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2.3	Disability Benefit. Upon Termination of Service due to Disability prior to Normal Retirement Age, the Company shall pay to the Director the benefit described in this Section 2.3 in lieu of any other benefit under this Article.

2.3.1	Amount of Benefit. The annual benefit under this Section 2.3 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of determination of total and permanent disability.

2.3.2	Payment of Benefit. The Company shall pay the benefit to the Director in twelve (12) equal monthly installments commencing with the first of the month following the date on which the Director is determined to be totally and permanently disabled, paying the annual benefit to the Director for a period of five (5) years.

Article 3
Death Benefits

3.1	Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Beneficiary the benefit described in this Section 3.1. This benefit shall be paid in lieu of the benefits under Article 2.

3.1.1	Amount of Benefit. The annual benefit under this Section 3.1 is the sum of $10,800 plus interest compounded at 3% annually for each Plan Year completed prior to the date of death.
3.1.2	Payment of Benefit. The Company shall pay the annual benefit to the Beneficiary in twelve (12) equal monthly installments commencing with the month following the Director's death. The annual benefit shall be paid to the Beneficiary for a period of five (5) years.

3.2	Death During Payment of a Benefit. If the Director dies after any benefit payments have commenced under Article 2 of this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

3.3	Death After Termination of Service But Before Payment of a Benefit Commences.If the Director is entitled to any benefit payments under Article 2 of this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the same benefit payments to the Beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

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Article 4
Beneficiaries

4.1	Beneficiary Designation. The Director shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under this Agreement upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other benefit plan of the Company in which the Director participates.

4.2	Beneficiary Designation: Change. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. The Director's Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Plan Administrator prior to the Director's death.

4.3	Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.
4.4	No Beneficiary Designation. If the Director dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Director, then the Director's spouse shall be the designated Beneficiary. If the Director has no surviving spouse, the benefits shall be made to the personal representative of the Director's estate.

4.5	Facility of Payment. If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Director and the Director's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

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Article 5
General Limitations

5.1	Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Director's service as such is terminated for personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act or failure to act by the Director shall be considered willful unless the Director acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. No act or failure to act by the Director in reliance upon an opinion of counsel shall be deemed to be willful. The Director shall not be deemed to have experienced a Termination for Cause unless and until there shall have been delivered to the Director a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the shares voted on the issue at a meeting of the shareholders.

5.2	Suicide or Misstatement. The Company shall not pay any benefit under this Agreement if the Director commits suicide within two years after the Effective Date.
5.3	Regulatory Provisions. The obligations of the Company to a Director under this Agreement are subject to the following restrictions:
(a)	Temporary Suspension or Prohibition. If a Director is suspended and/or temporarily prohibited from participating in the conduct of the Company's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. §1818(e)(3) and (g)(1), the Company's obligations to such Director under the Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Company may in its discretion reinstate in whole or in part any of its obligations which were suspended.

(b)	Permanent Suspension or Prohibition. If a Director is removed and/or permanently prohibited from participating in the conduct of the Company's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. §1818(e)(4) and (g)(1), all obligations of the Company to such Director under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

(c)	Default. If the Company is in default (as defined in Section 3(x)(1) of the FDIA), all obligations of the Company to the Director and Beneficiaries under the Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

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(d)	Termination by Regulators. All obligations of the Company to the Director and Beneficiaries under the Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Company: (i) by the Director of the Office of Thrift Supervision (the "OTS Director") or his designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Company under the authority contained in Section 13(c) of the FDIA; or (ii) by the OTS Director or his designee, at the time the OTS Director or his designee approves a supervisory merger to resolve problems related to operation of the Company or when the Company is determined by the OTS Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

(e)	Other Regulatory Restrictions on Payment. Notwithstanding anything herein to the contrary, (1) any payments made by the Company under the Agreement shall be subject to and conditioned upon compliance with 12 U.S.C. §1828(k) and any regulations promulgated thereunder and (2) payments contemplated to be made by the Company under the Agreement shall not be immediately payable to the extent such payments are barred or prohibited by an action or order issued by the Federal Deposit Insurance Corporation.

Article 6
Claims And Review Procedures

6.1	Claims Procedure. A Director or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:
	6.1.1	Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits.
6.1.2	Timing of Plan Administrator Response. The Plan Administrator shall respond to such claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.1.3	Notice of Decision. If the Plan Administrator denies part or all of the claim, the Plan Administrator shall notify the claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

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(a) The specific reasons for the denial;
(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
(d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
(e) A statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.
6.2	Review Procedure. If the Plan Administrator denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:
6.2.1	Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

6.2.2	Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

6.2.3	Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

6.2.4	Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

6.2.5	Notice of Decision. The Plan Administrator shall notify the claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial;
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Director Retirement Agreement

(b) A reference to the specific provisions of the Agreement on which the denial is based;
(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 7
Amendments and Termination

This Agreement may only be amended, modified or terminated by the written consent of the Company and the Director.

Article 8
Administration of Agreement

8.1	Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Director may be a member of the Plan Administrator. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement.

8.2	Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

8.3	Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement. No Director or Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted assumptions, including but not limited to the Discount Rate.

8.4	Indemnity of Plan Administrator. The Company shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

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Director Retirement Agreement

8.5	Company Information. To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Termination of Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

Article 9
Miscellaneous

9.1	Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.
9.2	No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to discharge the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate service at any time.

9.3	Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
9.4	Tax Withholding. The Company shall withhold any taxes that, in its reasonable judgment, are required to be withheld from the benefits provided under this Agreement. The Director acknowledges that the Company's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies).

9.5	Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the Commonwealth of Virginia, except to the extent preempted by the laws of the United States of America.
9.6	Unfunded Arrangement. The Director and Beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and Beneficiary have no preferred or secured claim.

9.7	Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement. Upon the occurrence of such event, the term "Company" as used in this Agreement shall be deemed to refer to the successor or survivor company.

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Director Retirement Agreement

9.8	Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

9.9	Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10	Alternative Action. In the event it shall become impossible for the Company or the Plan Administrator to perform any act required by this Agreement, the Company or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Company.

9.11	Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.
9.12	Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13	Notice. Any notice or filing required or permitted to be given to the Company or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Corporate Secretary Community Bank 38 North Central Avenue Staunton, Virginia 24401
Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.
Any notice or filing required or permitted to be given to the Director under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Director.

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Director Retirement Agreement

       IN WITNESS WHEREOF, the Director and a duly authorized representative of the Company have signed this Agreement.

DIRECTOR: /s/ Morgan N. Trimyer, Jr.	COMPANY: COMMUNITY BANK By /s/ P. Douglas Richard Title President & CEO

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Director Retirement Agreement
BENEFICIARY DESIGNATION FORM

I designate the following as beneficiary of benefits under the Agreement payable following my death:

Primary: _________________________________________________________________

_____________________________________________________________________________

Contingent: _________________________________________________________________

_____________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name: _______________________________

Signature: _______________________________ Date: _______

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

Spouse Name: _______________________________

Signature: _______________________________ Date: _______

Received by the Plan Administrator this ________ day of ___________________, 20___.

By: _________________________________

Title: _________________________________

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